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   As filed with the Securities and Exchange Commission on January 29, 1997
                                                      Registration No. 33-98346C
--------------------------------------------------------------------------------
                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Chicago, Illinois 60661
                    -----------------------------------------
                                   FORM SB-2
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 1
                    -----------------------------------------

                     BERTHEL FISHER & COMPANY LEASING, INC.
                 (Name of small business issuer in its charter)


         IOWA                            7359                    42-1312639
(State or other jurisdiction of  (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)   Classification Code            Identification
                                       Number)                     Number)

                        425 SECOND STREET, SE, SUITE 600
                            CEDAR RAPIDS, IOWA 52401
                           TELEPHONE: (319) 365-2506
          (Address and telephone number of principal executive offices and principal place of business)

                               THOMAS J. BERTHEL
                             100 SECOND STREET, SE
                            CEDAR RAPIDS, IOWA 52401
                           TELEPHONE: (319) 365-2506
           (Name, address and telephone number of agent for service)


                         Recipient of copies of service
                               MICHAEL K. DENNEY
                             BRADLEY & RILEY, P.C.
                              100 FIRST STREET, SW
                            CEDAR RAPIDS, IOWA 52404
                           TELEPHONE: (319) 363-0101
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                 Pursuant to the requirements of Item 512(a)(3), the registrant hereby deregisters 6,999 Subordinated Notes with Detachable Warrants of the registrant which had not been sold pursuant to the Registration Statement as of the date of this Post-Effective Amendment.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Post-Effective Amendment Number 1 to the Registration Statement for Berthel Fisher & Company Leasing, Inc. to be signed by the undersigned, thereunto duly authorized, in the City of Cedar Rapids, State of Iowa, on the 20th day of January, 1997.

                                          BERTHEL FISHER & COMPANY LEASING, INC.


                                          By   /s/  Thomas J. Berthel
                                               ---------------------------------
                                                    THOMAS J. BERTHEL, Chief
                                                    Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form SB-2 has been signed by the following persons, in the indicated capacities, on this 20th day of January, 1997.

         Signature                                     Title
         ---------                                     -----
   /s/  Thomas J. Berthel
----------------------------     President, Director and Chief Executive Officer
THOMAS J. BERTHEL                of the Company

   /s/  Nancy L. Lowenberg       Vice President/Chief Operating Officer
----------------------------
NANCY L. LOWENBERG

   /s/  Greg Pugh
----------------------------     Director and Executive Vice President of the
GREG PUGH                        Company


   /s/  Ronald O. Brendengen
----------------------------
RONALD O. BRENDENGEN             Director and Treasurer of the Company

   /s/  Lynn Whiteman
----------------------------
LYNN WHITEMAN                    Vice President/Operations of the Company

   /s/  Leslie D. Smith
----------------------------
LESLIE D. SMITH                  Secretary of the Company

   /s/  Steven J. Hogan
----------------------------
STEVEN J. HOGAN                  Director of the Company

   /s/  Emmett J. Scherrman
----------------------------
EMMETT J. SCHERRMAN              Director of the Company

   /s/  Von Elbert
----------------------------
VON ELBERT                       Director of the Company